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                                                                   Exhibit 10.10

                              WATTAGE MONITOR INC.
                         1999 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN

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1.  Purpose

          The purpose of this Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), and directors, of Wattage Monitor Inc. or a parent (if any) or subsidiary thereof (collectively, unless the context otherwise requires, the "Company"), consultants, and advisors to the Company, and other persons or entities providing goods or services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company. As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if the Company were the employer corporation). Such directors, consultants, advisors, and other persons or entities providing goods or services to the Company and entitled to receive options hereunder are hereinafter collectively referred to as the "Associates," and the relationship of the Associates to the Company is hereinafter referred to as an "association with" the Company. An employee or Associate to whom an option has been granted is referred to as a "Grantee." Such ownership will provide such Grantees with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Company.

2.  Administration

                  (a) The Plan shall be administered by the Board of Directors (the "Board").

                  (b) As it applies to the administration of the Plan, a majority of the members of the Board shall constitute a quorum, and the action of a majority of the members of the Board present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all the members of the Board without holding a meeting, shall be deemed to be actions of the Board. All actions of the Board and all interpretations and decisions made by the Board with respect to any question arising under the Plan shall be final and conclusive and shall be binding upon the Company and all other interested parties.

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                  (c) Subject to the terms and conditions of the Plan, the Board shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority to
(i) interpret and construe the Plan and to determine the terms of all options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options (in the case of options granted to employees) as described in section 422 of the Code, the number of options which do not qualify as incentive stock options ("nonqualified options"), and the terms and conditions thereof; (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

3.  Eligibility and Participation

                  (a) Key employees and Associates of the Company are eligible to receive options. Each option shall be granted, and the number of shares and the vesting schedule of such shares subject thereto shall be determined by the Board.

                  (b) Options shall be evidenced by written agreements which shall, among other things (i) designate the option as either an incentive stock option or a nonqualified stock option, (ii) specify the number of shares covered by the option; (iii) specify the exercise price, determined in accordance with paragraph 7 hereof, for the shares subject to the option; (iv) specify the option period determined in accordance with paragraph 6 hereof; (v) set forth specifically or incorporate by refer ence the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan as the Board may, in its discretion, prescribe.

                  (c) Without limiting the generality of subsection (c) of this paragraph 3, the Board may, in its sole discretion and on such terms as it deems appropriate, require as a condition to the grant of an option to an employee or Associate that the employee or Associate surrender for cancellation some or all of the unexercised options that have been previously granted to him or her under the Plan or otherwise. An option, the grant of which is condition upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered option, may cover the same (or lesser or greater) number of shares as such surrendered option, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, prices, exercise period or any other term or condition of such surrendered option.

4.  Shares Subject to the Plan

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                  The stock to be offered and delivered under the Plan, pursuant to the exercise of an option, shall be shares of the Company's authorized Common Stock, par value $.01 per share (the "Common Stock"), and may be unissued shares or reacquired shares, as the Board may from time to time determine. Subject to adjustment as provided in paragraph 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed one million, five hundred thousand (1,500,000) shares. If an option expires or terminates for any reason during the term of the Plan prior to the exercise thereof in full, the shares subject to but not delivered under such option shall be available for options thereafter granted.

5.  Incentive Stock Options

                  (a) An option designated by the Board as an "incentive stock option" is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An incentive stock option shall be granted only to an employee of the Company.

                  (b) No incentive stock option shall provide any person with a right to purchase shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (i) the fair market value (determined as of the date of grant) of the shares subject to such incentive stock option which first become available for purchase during such calendar year, plus (ii) the fair market value (determined as of the date of grant) of all shares subject to incentive stock options previously granted to such person under all plans of the Company first become available for purchase during such calendar year exceeds $100,000.

                  (c) Without prior written notice to the Board, a Grantee may not dispose of shares acquired pursuant to the exercise of an incentive stock option until after the later of (i) the second anniversary of the date on which the incentive stock option was granted, or (ii) the first anniversary of the date on which the shares were acquired; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in section 422(c)(3) of the Code, shall not be deemed to be such a disposition. The optionee shall make appropriate arrange ments with the Company for any taxes which the Company is obligated to collect in connection with any disposition of shares acquired pursuant to the exercise of an incentive stock option, including any Federal, state or local withholding taxes.

                  (d) Should Section 422 of the Code be amended during the term of the Plan, the Board may modify the Plan consistently with such amendment.

6.  Term of Option Period

         The term during which options may be granted under the Plan shall expire on February ___, 2009 and the option period during which each option may be exercised shall, subject to the

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provisions of paragraph 12 hereof, be during such period, expiring not later than the tenth anniversary (the fifth anniversary in the case of incentive stock options granted to a person who owns (within the meaning of section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company at the time such option is granted) of the date the option is granted, as may be determined by the Board.

7.  Option Price

          The price at which shares may be purchased upon exercise of a particular option shall be such price as may be fixed by the Board but in no event less than the minimum required in order to comply with any applicable law, rule or regulation and, in the case of incentive stock options, shall not be less than one-hundred percent (100%), or in the case of incentive stock options granted to an optionee who is a ten percent (10%) stockholder (within the meaning of paragraph 6 hereof), shall not be less than one-hundred and ten percent (110%), of the fair market value (as defined in paragraph 8) of such shares on the date such option is granted.

8.  Stock as Form of Exercise Payment

                  (a) At the discretion of the Board, a Grantee who owns shares of Common Stock may elect to use such shares, with the value thereof to be determined as the "fair market value" of such shares on the day prior to the date of exercise of the option, to pay all or part of the option price required under the Plan.

                  (b) As used herein, "fair market value" shall be deemed to be the closing price of the Common Stock on such day, if the Common Stock is then traded on a national securities exchange, or the closing bid price of the Common Stock on such day, if such stock is traded on the NASDAQ National Market System or Small-Cap Market System or, if not so traded, the average of the closing bid and asked prices thereof on such day.

                  (c) If the "fair market value" of such shares cannot be determined pursuant to Section 8(b) above, the "fair market value" of such shares shall be determined in good faith (using customary valuation methods) by resolution of the members of the Board, based on the best information available to the Board.

9.  Exercise of Options

                  (a) Each option granted shall be exercisable in whole or in part at any time, or from time to time, during the option period as the Board may provide in the terms of such option; provided

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that the election to exercise an option shall be made in accordance with applicable federal and state laws and regulations.

                  (b) No option may at any time be exercised with respect to a fractional share.

                  (c) No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until (i) such shares are qualified for delivery under such securities laws and regulations as may be deemed by the Board to be applicable thereto, (ii) such shares are listed on each securities exchange on which the Common Stock may then be listed, (iii) payment in full of the option price is received by the Company in cash or stock as provided in paragraph 8, and (iv) until payment in cash of any applicable withholding taxes is received by the Company. Unless prior to the exercise of the option the shares of the Common Stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement, or documentation is not necessary to comply with the Act. No holder of an option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such option unless and until a certificate or certificates therefor is issued in his name.

10.  Acceleration of Vesting

                  (a) An option shall automatically be vested and immediately exercisable in full upon the occurrence of any of the following events:

                                    (i) Any person within the meaning of
                  Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), other than the Company, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities, unless such ownership by such person has been approved by the Board immediately prior to the acquisition of such securities by such person;

                                    (ii) The first day on which shares of the
                  Common Stock are purchased pursuant to a tender offer or exchange offer, unless such offer is made by the Company or unless such offer has been approved or not opposed by the Board;

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                                    (iii) The stockholders of the Company have
                  approved an agreement to merge or consolidate with or into another corporation and (A) the Company is not the survivor of such merger or consolidation, or (B) an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), unless the Board has resolved that options shall not automatically vest; or

                                    (iv) During any period of two consecutive
                  years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Company's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

                  (b) Other than upon the occurrence of any of the events described in paragraph 10(a), the Board shall have the authority at any time or from time to time to accelerate the vesting of any individual option and to permit any stock option not theretofore exercisable to become immediately exercisable.

11.  Transfer of Options

                  Options granted under the Plan may not be transferred except
(i) with the prior written consent of the Company, (ii) by will or the laws of descent and distribution, (iii) pursuant to a domestic relations order, as defined by the Code or (iv) pursuant to Title I of the Employee Retirement Income Securities Act or the Rules thereunder. During the lifetime of the Grantee, options may be exercised only by such Grantee or by such Grantee's guardian or legal representative.

12.  Termination of Employment

                  (a) Except as specifically provided in this paragraph 12, if the Grantee's employment or association with the Company shall terminate for any reason before the option has vested in full, then the unvested portion of the option shall automatically terminate on the date of termination of employment or association and all rights and interests of the Grantee in and to such unvested portion shall thereupon terminate.

                  (b) After the date on which an incentive stock option vests, if the Grantee's employment by the Company is terminated for any reason, the incentive stock option shall be exercisable for the lesser of (i) three (3) months from the date of such termination of employment or (ii) the balance of such incentive stock option's term; provided, however, that in the event that the termination is as a result of the death or disability (within the meaning of section 22(e)(3) of the

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Code) of the Grantee, the incentive stock options held by such Grantee which were otherwise exercisable on the date of his termination of employment shall expire unless exercised by such Grantee, or, in the case of the death of a Grantee, by his heirs, legatees, or personal representatives, within a period of twelve (12) months after the date of termination of employment. In no event, however, shall any incentive stock option be exercisable after ten years from the date it was granted. Nothing in the Plan or in any option shall confer upon any Grantee the right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the employment of a Grantee at any time. The Board's determination that a Grantee's employment has terminated and the date thereof shall be final and conclusive on all persons affected thereby.

                  (c) The Board may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment with the Company for any reason, upon such terms and conditions as the Board determines to be appropriate.

                  (d) In the case of a Grantee on an approved leave of absence, the Board may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Board determines to be appropriate. Leaves of absence for such period and purposes conforming to the personnel policy of the Company as may be approved by the Board shall not be deemed terminations or interruptions of employment.

13.  Adjustments Upon Changes in Capitalization

                  (a) If the Company's outstanding common stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination, or exchange of shares or the like, or dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding options. If the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such option and had been, immediately prior to such event, the holder of the number of shares covered by such option. All adjustments made pursuant to this paragraph to the terms or conditions of an incentive stock option shall be subject to the requirements of section 424 of the Code.

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                  (b) Any adjustment in the number of shares shall apply
proportionately to only the unexercised portion of any option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

14.  Termination, Modification, and Amendment

                  (a) The Plan shall terminate on February ___, 2009, which is ten (10) years from the earlier of the date of its adoption by the Board or the date on which the Plan is approved by the stockholders of the Company and no option shall be granted after termination of the Plan.

                  (b) The Plan may from time to time be terminated, modified, or amended by the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan, or pursuant to any other procedure allowed under applicable state law.

                  (c) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable including, without limitation, modifications to reflect changes in applicable law; provided, however, that the Board shall not (i) modify or amend the Plan in any way that would disqualify any incentive stock option issued pursuant to the Plan as an incentive stock option as defined in section 422 of the Code or (ii) without approval by the affirmative vote of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or pursuant to any other procedure allowed under applicable state law, increase (except as provided by paragraph 14) the maximum number of shares as to which options may be granted under the Plan.

                  (d) No termination, modification, or amendment of the Plan, may, without the consent of the Grantee, adversely affect the rights conferred by such option.

15.  Effective Date

                  The Plan became effective on February___, 1999 upon the adoption by the Board subject to the approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company which occurred on February ___,1999. All options granted prior to the date of such stockholder approval shall be subject to such approval.

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